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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 29, 2002



                                 AMEDISYS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

            0-24260                                   11-3131700
    ------------------------              ------------------------------------
    (Commission File Number)              (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (225) 292-2031
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

                  On April 29, 2002, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 to announce that it has completed a private placement of common stock and to announce the first quarter 2002 earnings release date and conference call date.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibit
                              No.                                         Page
                           -------                                        ----

                           99.1(i)   Press Release dated April 29, 2002
                                     announcing a private placement of
                                     common stock and announcing the
                                     first quarter 2002 earnings
                                     release date and conference call
                                     date................................  A-1

                                (i)  Filed herewith.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:  /s/ Larry R. Graham
     -------------------------------------
Larry R. Graham
Principal Accounting and Financial Officer

DATE: April 29, 2002